                                    UNITED STATES
                          SECURITIES AND EXCHANGE COMMISSION

                               Washington, D.C.  20549

                                  ------------------

                                       FORM 8-K

                                    CURRENT REPORT

        Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

                                  -------------------

Date of Report (Date of earliest event reported): April 15, 1996

                                  -------------------

                                  MERRILL CORPORATION
                (Exact name of registrant as specified in its charter)


        MINNESOTA                       0-14082                 41-0946258
- ----------------------------    -----------------------     ------------------
(State or other jurisdiction    (Commission File Number)     (I.R.S. Employer
     of incorporation)                                      Identification No.)



                      ONE MERRILL CIRCLE, ST. PAUL, MINNESOTA  55108
                    --------------------------------------------------
                    (Address of principal executive offices) (zip code)


Registrant's telephone number, including area code:  (612) 646-4501
                                                     --------------

Item 2.  ACQUISITION OR DISPOSITION OF ASSETS.

    On April 15, 1996, Merrill Corporation, a Minnesota corporation (the "Registrant"), through its wholly owned subsidiary Merrill/New York Company, a Minnesota corporation (the "Purchaser"), acquired substantially all of the assets (the "Assets") of The Corporate Printing Company, Inc., a New York corporation ("Corporate"), CPC Communications, Inc., a New York corporation ("CPC Communications"), CPC Reprographics, Inc., a New York corporation ("Reprographics"), The Corporate Printing Company International, Ltd., a New York corporation ("CPC International"), CP International Holdings, Inc., a Delaware corporation ("CP Holdings") CPC Management Services, Inc., a New York corporation ("CPC Management"), The Corporate Printing Company International SNC, a partnership organized under the laws of the Republic of France ("CPC International SNC"), The Corporate Printing Company International PTE Ltd., a Singapore corporation ("CPC International PTE") and Oakland Composition Limited Partnership, a limited partnership organized under the laws of the State of Maryland ("Oakland")(Corporate, CPC Communications, Reprographics, CPC International, CP Holdings, CPC Management, CPC International SNC, CPC International PTE, and Oakland are collectively referred to as the "Affiliated Companies"), pursuant to an Asset Purchase Agreement, dated April 15, 1996 (the "Purchase Agreement") among the Registrant, the Purchaser, the Affiliated Companies and all of the shareholders (the "Shareholders") of the Affiliated Companies (the "Acquisition"). The Purchaser did not purchase any assets relating to the Affiliated Companies' pressroom and shipping businesses located at the Affiliated Companies' New York City facility.

    The purchase price for the Assets was Twenty-Two Million Six Hundred Thousand Four Hundred Dollars ($22,600,400) less the amount by which certain liabilities as of January 31, 1996 exceeded Ten Million Dollars ($10,000,000) and less the amount by which the book value of the Assets as of January 31, 1996 less the liabilities assumed by the Purchaser was less than Thirteen Million Two Hundred Thousand Dollars ($13,200,000) (the "Purchase Price").
Of the total Purchase Price, Nineteen Million Six Hundred Thousand Four Hundred Dollars ($19,600,400) was paid in cash at closing and $3,000,000 was paid into an escrow account. In addition, the Purchaser assumed debt of the Affiliated Companies in the amount of approximately $10 million.

    The Purchase Price is subject to a reduction after the closing for (i) the collection of certain accounts receivables; (ii) any net loss of the Affiliated Companies from the period January 1, 1996 to April 15, 1996; and (iii) expenses for closing the Affiliated Companies' Paris, France and Hong Kong offices. The Purchase Price is also subject to increase by an amount equal to 11% of the net income from February 1, 1996 to April 15, 1996 of the Affiliated Companies that are S corporations.

    As additional consideration for the purchase of the Assets, at any time during the five-year period beginning April 15, 1996, the Affiliated Companies have the right to receive a cash payment from the Purchaser in an amount equal to 800,000 multiplied by the increase in the average stock price of the Registrant's Common Stock over the base price of the Registrant's Common Stock, as measured on April 12, 1996 (the "Participation Payment"). The Purchaser is not, however, required to make a cash payment in excess of $8 million during the period beginning April 15, 1996 and ending April 15, 1999; $10 million the period commencing on April 16, 1999 and ending on April 15, 2000; and $12 million during the period beginning on April 16, 2000 and ending on April 15, 2001. In lieu of making the above referenced payments, the Purchaser has the right, at any time during this period, to make cash payments of $8 million from the period beginning April 15, 1996 and ending April 15, 1999; $10 million during the period commencing on April 16, 1999 and ending on April 15, 2000; and $12 million during the period beginning on April 16, 2000 and ending on April 15, 2001.

    The Purchaser also entered into a Non-Competition Agreement, effective
April 15, 1996, with George Shifrin, a director and the principal shareholder and officer of the Affiliated Companies. For five years, Mr. Shifrin has agreed not to compete with any "business" which manufactures, produces, sells or distributes any products or services which have been manufactured, produced, sold or distributed by the Affiliated Companies during the three years prior to April 15, 1996. As compensation for this agreement, Mr. Shifrin is entitled to receive cash payments of $339,583.44 on April 15, 1997, $800,000 on each of April 15, 1998, 1998 and 2000 and $700,000 on April 15, 2001. In addition, Mr.
Shifrin is also entitled to up to an additional $500,000 from April 15, 1996 to March 31, 1997 and $500,000 for each of the four years ending March 31, 2001, provided that certain minimum amounts of printing business is maintained by the Purchaser from a specific customer.

    Also in connection with the Acquisition, Merrill agreed to provide to Printcom, Inc. (formerly known as The Corporate Printing Company, Inc.) ("Printcom") certain minimum levels of printing services for a specified period of time.

    The above-described consideration was arrived at through arm's-length negotiations with the Affiliated Companies. There were no prior material relationships between the Registrant or any of the Registrant's affiliates, any director or officer of Registrant, or any associate of any such director or officer, on the one hand, and the Affiliated Companies or the Shareholders, on the other hand. All of the funds for the Acquisition was provided through the Registrant's revolving credit facility with First Bank System, N.A. The Purchaser anticipates that any Participation Payments and payments under the Non-Competition Agreement will be paid out of the operating account and through the Registrant's revolving credit arrangement.

    The assets purchased in connection with the Acquisition were previously used by the Affiliated Companies in their financial printing and reprographics services business. The Registrant intends to continue to use these assets in this manner and to integrate such assets with those of the Registrant as soon as reasonably practicable.

    Additional information concerning the Acquisition is also contained in the Purchase Agreement, a copy of which is an exhibit to this Report and which is incorporated herein by reference.


Item 7.  FINANCIAL STATEMENTS AND EXHIBITS.

a.  FINANCIAL STATEMENTS OF BUSINESS ACQUIRED.

    The Registrant has determined that it is impracticable at this time to provide the financial statements of the Affiliated Companies that are required. The Registrant will file such financial statements under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the date hereof.

b.  PRO FORMA FINANCIAL INFORMATION.

    The Registrant has determined that it is impracticable at this time to provide the pro forma financial information that is required. The Registrant will file such pro forma financial information under cover of an amendment to this Form 8-K as soon as practicable, but in any event within 60 days from the date hereof.

c.  EXHIBITS.

    2.1 Asset Purchase Agreement, dated April 15, 1996, by and among Merrill Corporation, a Minnesota corporation, Merrill/New York Company, a Minnesota corporation, The Corporate Printing Company, Inc., a New York corporation, CPC Communications, Inc., a New York corporation, CPC Reprographics, Inc., a New York corporation, The Corporate Printing Company International, Ltd., a New York corporation, CP International Holdings, Inc., a Delaware corporation, CPC Management Services, Inc., a New York corporation, The Corporate Printing Company International SNC, a partnership organized under the laws of the Republic of France, The Corporate Printing Company International PTE Ltd., a Singapore corporation, and Oakland Composition Limited Partnership, a limited partnership organized under the laws of the State of Maryland, George Shifrin, John Doherty, Joel E. Glick, and Harold A. Cooney (incorporated by reference to
Exhibit 10.22 to the Registrant's Annual Report on Form 10-K for the year ended January 31, 1996 (File No. 0-14082)). Omitted from this Agreement, as filed, are the exhibits listed in the "List of Exhibits" included at the beginnng of the Agreement. The Company will furnish supplementally a copy of any such omitted exhibits to the Commission upon request.

    99.1  Press Release of Registrant, dated April 15, 1996.

                                      SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned thereunto duly authorized.



Dated: April 30, 1996            MERRILL CORPORATION
                                  (Registrant)


                                  By /s/ Steven J. Machov
                                     _____________________________________
                                     Steven J. Machov
                                     Vice President and General Counsel

                                  INDEX TO EXHIBITS

Exhibit                                                                Method of Filing
- -------                                                                     ----
2.1   Asset Purchase Agreement, dated April 15,                  Incorporated by reference to
      1996, by and among Merrill Corporation, a                  Exhibit 10.22 to the Company's
      Minnesota corporation, Merrill/New York                    Annual Report on Form 10-K
      Company, a Minnesota corporation, The Corporate            for the fiscal year ended
      Printing Company, Inc., a New York corporation,            January 31, 1996 (File No. 0-14082).
      CPC Communications, Inc., a New York corporation,
      CPC Reprographics, Inc., a New York corporation,
      The Corporate Printing Company International, Ltd.,
      a New York corporation, CP International Holdings,
      Inc., a Delaware corporation, CPC Management Services,
      Inc., a New York corporation, The Corporate Printing
      Company International SNC, a partnership organized
      under the laws of the Republic of France, The
      Corporate Printing Company International PTE Ltd., a
      Singapore corporation, and Oakland Composition
      Limited Partnership, a limited partnership organized
      under the laws of the State of Maryland, George Shifrin,
      John Doherty, Joel E. Glick, and Harold A. Cooney.
      Omitted from this Agreement, as filed, are the exhibits
      listed in the "List of Exhibits" included at the beginning of the Agreement.  The Company will furnish supplementally a copy of any such omitted exhibits to the Commission
      upon request.


99.1  Press Release of Registrant, dated April 15, 1996          Filed electronically

                                          6